UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2012

Graco Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88-11th Avenue Northeast Minneapolis, Minnesota		55413
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 623-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2012, the shareholders of Graco Inc. (the “Company”) approved, among other matters which are described below in Item 5.07, the Graco Inc. Incentive Bonus Plan (the “Plan”). The Plan, effective January 1, 2013, will replace the Executive Officer Annual Incentive Bonus Plan, which by its terms expires December 31, 2012, and the Executive Officer Bonus Plan, which has been terminated by the Management Organization and Compensation Committee effective as of the close of business December 28, 2012. A summary of the Plan was set forth under the heading “Proposal to Approve the Incentive Bonus Plan” in the Company’s Proxy Statement for 2012 Annual Meeting, filed with the Securities and Exchange Commission on March 7, 2012 (the “2012 Proxy Statement”) and is incorporated herein by reference. The summary of the Plan is qualified in its entirety by reference to the full text of the Plan which was attached as Appendix A to the 2012 Proxy Statement and is incorporated herein by reference.

Item 5.07        Submission of Matters to a Vote of Security Holders.

On April 20, 2012, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) in Minneapolis, Minnesota. Set forth below are the final voting results on each matter submitted to a vote of security holders at the Annual Meeting. Each proposal is described in detail in the 2012 Proxy Statement.

Proposal 1

The following directors were elected to serve for three-year terms:

Name	For	Withheld	Broker Non-Votes
William J. Carroll	20,407,743	28,381,024	5,886,110
Jack W. Eugster	26,891,132	21,897,635	5,886,110
R. William Van Sant	20,413,370	28,375,397	5,886,110

Proposal 2

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2012 was ratified:

For	Against	Abstain
53,304,909	1,320,532	49,436

Proposal 3

Shareholders approved, on an advisory basis, the compensation paid to our Named Executive Officers as disclosed in the 2012 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
46,132,748	2,158,830	497,189	5,886,110

Proposal 4

The increase in the number of authorized shares for the Graco Inc. 2006 Employee Stock Purchase Plan was approved:

For	Against	Abstain	Broker Non-Votes
46,580,395	2,185,619	22,753	5,886,110

Proposal 5

Shareholders approved the Graco Inc. Incentive Bonus Plan:

For	Against	Abstain	Broker Non-Votes
47,128,718	1,574,447	85,602	5,886,110

Proposal 6

The non-binding shareholder proposal to adopt majority voting for the election of directors was approved:

For	Against	Abstain	Broker Non-Votes
40,963,986	7,732,967	91,814	5,886,110

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

10.1	Graco Inc. Incentive Bonus Plan.

EXHIBIT INDEX

Exhibit	Description

10.1	Graco Inc. Incentive Bonus Plan. (Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed March 7, 2012.)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.

Date: April 26, 2012	By:	/s/ Karen Park Gallivan
Karen Park Gallivan
	Its:	Vice President, General Counsel and Secretary

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